UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2019

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

MGM Growth Properties LLC	Emerging growth company ☐

MGM Growth Properties Operating Partnership LP	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐

MGM Growth Properties Operating Partnership LP	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    James C. Stewart and Andy H. Chien Employment Agreements

James C. Stewart Employment Agreement

On June 17, 2019, MGM Growth Properties Operating Partnership LP (the “Operating Partnership”) entered into an employment agreement with James C. Stewart, Chief Executive Officer of MGM Growth Properties LLC (“MGP”) and the Operating Partnership, effective as of May 1, 2019. Mr. Stewart’s employment agreement provides for a term until April 30, 2023.

Mr. Stewart’s employment agreement provides a minimum annual base salary of $850,000 and an annual target bonus equal to 150% of his base salary. Mr. Stewart’s employment agreement also provides Mr. Stewart with certain other benefits and perquisites, which are discussed in detail in his employment agreement.

In the event of a termination of Mr. Stewart’s employment as the result of his death or a termination by the Operating Partnership due to disability, the Operating Partnership will pay Mr. Stewart three months’ salary payable at regular payroll intervals (less any payments received from an employer-paid short term disability policy).

In the event of a termination by the Operating Partnership for no cause or by Mr. Stewart for good cause prior to the end of the term of the Mr. Stewart’s employment agreement, Mr. Stewart will receive (i) an amount equal to his annual base salary plus his target bonus amount, payable in 12 monthly installments; (ii) any earned but unpaid discretionary bonus due to him; and (iii) a payment equal to 1.5 times the cost of COBRA for a coverage period of 12 months, payable in 12 monthly installments. If the Operating Partnership terminates Mr. Stewart for no cause after the end of the term of his employment agreement (at which time he would be treated as an at-will employee of the Operating Partnership), Mr. Stewart will receive a lump sum payment equal to the greater of (i) 26 weeks’ base salary or (ii) two times the amount he would otherwise receive under the Operating Partnership’s then-effective discretionary severance policy. Any such severance payments will be subject to applicable taxes and Mr. Stewart’s execution and non-revocation of a general release of claims.

Mr. Stewart’s employment agreement also contains non-compete and non-solicit covenants generally prohibiting Mr. Stewart from providing services to a competitor or soliciting employees or business contacts for 12 months following his termination of employment or for 12 months following the term of the employment agreement. In addition, the employment agreement mandates that Mr. Stewart’s confidentiality obligations continue even after his termination of employment.

The foregoing description is not a complete description of the Mr. Stewart’s employment agreement and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

Andy H. Chien Employment Agreement

On June 17, 2019, the Operating Partnership entered into an employment agreement with Andy H. Chien, Chief Financial Officer of MGP and the Operating Partnership, effective as of May 1, 2019. Mr. Chien’s employment agreement provides for a term until April 30, 2023.

Mr. Chien’s employment agreement provides a minimum annual base salary of $450,000 and an annual target bonus equal to 85% of his base salary. Mr. Chien’s employment agreement also provides Mr. Chien with certain other benefits and perquisites, which are discussed in detail in his employment agreement.

In the event of a termination of Mr. Chien’s employment as the result of his death or a termination by the Operating Partnership due to disability, the Operating Partnership will pay Mr. Chien three months’ salary payable at regular payroll intervals (less any payments received from an employer-paid short term disability policy).

In the event of a termination by the Operating Partnership for no cause or by Mr. Chien for good cause prior to the end of the term of the Mr. Chien’s employment agreement, Mr. Chien will receive (i) an amount equal to his annual base salary plus his target bonus amount, payable in 12 monthly installments; (ii) any earned but unpaid discretionary bonus due to him; and (iii) a payment equal to 1.5 times the cost of COBRA for a coverage period of 12 months, payable in 12 monthly installments. If the Operating Partnership terminates Mr. Chien for no cause after the end of the term of his employment agreement (at which time he would be treated as an at-will employee of the Operating Partnership), Mr. Chien will receive a lump sum payment equal to the greater of (i) 26 weeks’ base salary or (ii) two times the amount he would otherwise receive under the Operating Partnership’s then-effective discretionary severance policy. Any such severance payments will be subject to applicable taxes and Mr. Chien’s execution and non-revocation of a general release of claims.

Mr. Chien’s employment agreement also contains non-compete and non-solicit covenants generally prohibiting Mr. Chien from providing services to a competitor or soliciting employees or business contacts for 12 months following his termination of employment or for 12 months following the term of the employment agreement. In addition, the employment agreement mandates that Mr. Chien’s confidentiality obligations continue even after his termination of employment.

The foregoing description is not a complete description of the Mr. Chien’s employment agreement and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

10.1	Employment Agreement of James C. Stewart, effective as of May 1, 2019

10.2	Employment Agreement of Andy H. Chien, effective as of May 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: June 20, 2019

	By:	/s/ Andrew Hagopian III
		Name:	Andrew Hagopian III
		Title:	Secretary

MGM Growth Properties Operating Partnership LP

Date: June 20, 2019

	By:	/s/ Andrew Hagopian III
		Name:	Andrew Hagopian III
		Title:	Secretary